NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $17,366.50
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,143.43
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   765.25
- Mortality & Expense Charge****     $   162.63
+ Hypothetical Rate of Return*****     ($191.55)
                                     ----------
=                                    $   17,367  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 63.68
 2      $ 63.70
 3      $ 63.72
 4      $ 63.73
 5      $ 63.75
 6      $ 63.76
 7      $ 63.78
 8      $ 63.79
 9      $ 63.81
10      $ 63.83
11      $ 63.84
12      $ 63.86
        -------
Total   $765.25

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       (16.42)
 2       (16.34)
 3       (16.25)
 4       (16.17)
 5       (16.09)
 6       (16.00)
 7       (15.92)
 8       (15.84)
 9       (15.75)
10       (15.67)
11       (15.59)
12       (15.51)
        -------
Total   (191.55)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $17,366.50
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   13,199 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $20,926.45
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $16,517.13
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   759.39
- Mortality & Expense Charge****     $   184.06
+ Hypothetical Rate of Return*****   $ 1,010.27
                                     ----------
=                                    $   20,926 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 63.29
 2      $ 63.29
 3      $ 63.29
 4      $ 63.28
 5      $ 63.28
 6      $ 63.28
 7      $ 63.28
 8      $ 63.28
 9      $ 63.28
10      $ 63.28
11      $ 63.28
12      $ 63.28
        -------
Total   $759.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1         84.07
 2         84.09
 3         84.11
 4         84.13

 5         84.15
 6         84.18
 7         84.20
 8         84.22
 9         84.24
10         84.27
11         84.29
12         84.31
        --------
Total   1,010.27

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $20,926.45
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   16,758 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $25,107.29
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $19,194.67
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   752.65
- Mortality & Expense Charge****     $   208.22
+ Hypothetical Rate of Return*****   $ 2,530.99
                                     ----------
=                                    $   25,107 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 62.84
 2      $ 62.82
 3      $ 62.80
 4      $ 62.78
 5      $ 62.75
 6      $ 62.73
 7      $ 62.71
 8      $ 62.69
 9      $ 62.67
10      $ 62.64
11      $ 62.62
12      $ 62.60
        -------
Total   $752.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        204.75
 2        205.84
 3        206.94
 4        208.05
 5        209.17
 6        210.29
 7        211.43
 8        212.58
 9        213.73
10        214.90
11        216.07
12        217.25
        --------
Total   2,530.99

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $25,107.29
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   20,939 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $98,541.02
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 80,166.07
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,745.81
- Mortality & Expense Charge****     $    920.31
+ Hypothetical Rate of Return*****    ($1,083.92)
                                     -----------
=                                    $    98,541 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
    1   $  311.72
    2   $  311.79
    3   $  311.87
    4   $  311.95
    5   $  312.03
    6   $  312.11
    7   $  312.19
    8   $  312.27

    9   $  312.35
   10   $  312.43
   11   $  312.51
   12   $  312.59
        ---------
Total   $3,745.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
    1      (92.68)
    2      (92.25)
    3      (91.82)
    4      (91.39)
    5      (90.97)
    6      (90.54)
    7      (90.11)
    8      (89.68)
    9      (89.26)
   10      (88.83)
   11      (88.41)
   12      (87.98)
        ---------
Total   (1,083.92)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $98,541.02
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   77,701 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $118,634.08
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $93,549.04
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,713.22
- Mortality & Expense Charge****     $ 1,041.07
+ Hypothetical Rate of Return*****   $ 5,714.33
                                     ----------
=                                    $  118,634 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
    1   $  309.51
    2   $  309.49
    3   $  309.48
    4   $  309.47
    5   $  309.45
    6   $  309.44
    7   $  309.43
    8   $  309.42
    9   $  309.40
   10   $  309.39
   11   $  309.38
   12   $  309.36
        ---------
Total   $3,713.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
  1       474.43
  2       474.75
  3       475.06
  4       475.38
  5       475.70
  6       476.03
  7       476.35
  8       476.67
  9       477.00
 10       477.32
 11       477.65
 12       477.98
        --------
Total   5,714.33

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $118,634.08
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    97,794 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $142,221.41
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $108,639.75
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,675.78
- Mortality & Expense Charge****     $  1,177.21
+ Hypothetical Rate of Return*****   $ 14,309.66
                                     -----------
=                                    $   142,221 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
    1   $  307.02
    2   $  306.89
    3   $  306.77
    4   $  306.64
    5   $  306.51
    6   $  306.39
    7   $  306.26
    8   $  306.13
    9   $  305.99
   10   $  305.86
   11   $  305.73
   12   $  305.59
        ---------
Total   $3,675.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
    1    1,155.33
    2    1,161.90
    3    1,168.52
    4    1,175.20
    5    1,181.94
    6    1,188.72
    7    1,195.57
    8    1,202.47
    9    1,209.42
   10    1,216.44
   11    1,223.51

   12    1,230.64
        ---------
Total   14,309.66

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $142,221.41
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $  121,381. (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,669.21
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,593.57
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   925.16
- Mortality & Expense Charge****     $   156.90
+ Hypothetical Rate of Return*****     ($184.80)
                                     ----------
=                                    $   16,669  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
    1   $ 69.49
    2   $ 69.51
    3   $ 69.53

    4   $ 69.55
    5   $ 69.57
    6   $ 69.59
    7   $ 69.61
    8   $ 69.63
    9   $ 69.64
   10   $ 69.66
   11   $ 69.68
   12   $ 69.70
        -------
Total   $835.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
    1    (15.92)
    2    (15.82)
    3    (15.73)
    4    (15.63)
    5    (15.54)
    6    (15.45)
    7    (15.35)
    8    (15.26)
    9    (15.16)
   10    (15.07)
   11    (14.98)
   12    (14.88)
        -------
Total   (184.80)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,669.21
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   12,501 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $20,118.90
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $15,897.64
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   157.50
- Monthly Deduction***               $   918.95
- Mortality & Expense Charge****     $   177.71
+ Hypothetical Rate of Return*****   $   975.42
                                     ----------
=                                    $   20,119 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
    1   $ 69.07
    2   $ 69.07
    3   $ 69.07
    4   $ 69.07
    5   $ 69.08
    6   $ 69.08
    7   $ 69.08
    8   $ 69.08
    9   $ 69.08
   10   $ 69.09
   11   $ 69.09
   12   $ 69.09
        -------
Total   $828.95

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        81.51
 2        81.47
 3        81.43
 4        81.39
 5        81.35
 6        81.31
 7        81.27
 8        81.22
 9        81.18
10        81.14
11        81.10
12        81.06
         ------
Total    975.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $20,118.90
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   15,951 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $24,173.41
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $18,498.41

+ Annual Premium*                    $4,500.00
- Premium Expense Charge**           $  157.50
- Monthly Deduction***               $  911.84
- Mortality & Expense Charge****     $  201.19
+ Hypothetical Rate of Return*****   $2,445.52
                                     ---------
=                                    $  24,173 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 68.59
 2      $ 68.58
 3      $ 68.56
 4      $ 68.54
 5      $ 68.52
 6      $ 68.50
 7      $ 68.48
 8      $ 68.46
 9      $ 68.44
10      $ 68.41
11      $ 68.39
12      $ 68.37
        -------
Total   $821.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        198.56
 2        199.49
 3        200.42
 4        201.36
 5        202.31

 6        203.27
 7        204.23
 8        205.20
 9        206.18
10        207.17
11        208.17
12        209.17
        --------
Total   2,445.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $24,173.41
- Year 5 Surrender Charge       $ 4,168.00
                                ----------
=                               $   20,005 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,503.78
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 78,583.82
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  4,237.04
- Mortality & Expense Charge****     $    903.67
+ Hypothetical Rate of Return*****    ($1,064.32)
                                     -----------
=                                    $    96,504 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  345.07
 2      $  345.16
 3      $  345.26
 4      $  345.35
 5      $  345.45
 6      $  345.54
 7      $  345.63
 8      $  345.73
 9      $  345.82
10      $  345.92
11      $  346.01
12      $  346.10
        ---------
Total   $4,147.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1         (91.24)
 2         (90.77)
 3         (90.31)
 4         (89.85)
 5         (89.38)
 6         (88.92)
 7         (88.46)
 8         (88.00)
 9         (87.54)
10         (87.08)
11         (86.62)
12         (86.16)
        ---------
Total   (1,064.32)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $96,503.78
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   75,664 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,285.46
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $91,771.16
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 4,201.52
- Mortality & Expense Charge****     $ 1,022.71
+ Hypothetical Rate of Return*****   $ 5,613.52
                                     ----------
=                                    $  116,285 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  342.66
 2      $  342.65
 3      $  342.65
 4      $  342.64
 5      $  342.64
 6      $  342.63
 7      $  342.62
 8      $  342.62

 9      $  342.61
10      $  342.61
11      $  342.60
12      $  342.59
        ---------
Total   $4,111.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        467.08
 2        467.21
 3        467.34
 4        467.46
 5        467.59
 6        467.73
 7        467.86
 8        467.99
 9        468.12
10        468.25
11        468.38
12        468.52
        --------
Total   5,613.52

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $116,285.46
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    95,445 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,517.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $106,646.62
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  4,160.72
- Mortality & Expense Charge****     $  1,156.94
+ Hypothetical Rate of Return*****   $ 14,063.29
                                     -----------
=                                    $   139,517 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  339.94
 2      $  339.82
 3      $  339.69
 4      $  339.56
 5      $  339.43
 6      $  339.30
 7      $  339.17
 8      $  339.03
 9      $  338.90
10      $  338.76
11      $  338.63
12      $  338.49
        ---------
Total   $4,070.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1       1,137.59
 2       1,143.67
 3       1,149.79
 4       1,155.97
 5       1,162.20
 6       1,168.47
 7       1,174.80
 8       1,181.19
 9       1,187.62
10       1,194.11
11       1,200.65
12       1,207.24
        ---------
Total   14,063.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $139,517.24
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   118,677 (rounded to the nearest dollar)